                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   AUGUST 9, 1995

Date of earliest event reported:   AUGUST 2, 1995


                            NEWPARK RESOURCES, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                      1-2960                  72-1123385
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)          Identification No.)


          3850 NORTH CAUSEWAY, SUITE 1770
                METAIRIE, LOUISIANA                     70002
     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (504) 838-8222


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ITEM 5. OTHER EVENTS.

  On August 2, 1995, Newpark Resources, Inc., a Delaware corporation ("Newpark"), announced that Newpark and Penhall International, Inc., a privately-held California corporation ("Penhall"), had mutually agreed to terminate the proposed merger of Penhall with and into Penhall Acquisition Corporation, a wholly-owned subsidiary of Newpark.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      99   Press Release issued by Newpark on August 2, 1995.


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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                         NEWPARK RESOURCES, INC.


Dated: August 9, 1995                    By:   /s/ JAMES D. COLE
                                            -------------------------
                                            James D. Cole, President

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EXHIBIT                                                               NUMBERED
NUMBER                  DESCRIPTION                                     PAGE
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  99    Press Release issued by Newpark on August 2, 1995.
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